SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                                FORM 8-K


                             CURRENT REPORT



                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) April 30, 1996


                       Allied Waste Industries, Inc.
             (Exact name of registrant as specified in charter)


                                 Delaware
               (State or other jurisdiction of incorporation)


        0-19285                                      88-0228636
  (Commission File Number)                (IRS EmployerIdentification No.)


        7201 East Camelback Road, Suite 375
               Scottsdale, Arizona                              85251
     (Address of principal executive offices)                (Zip Code)


    Registrant's telephone number, including area code (602) 423-2946


                            Not Applicable
      (Former name or former address, if changed since last report)




1 of 4

Item 5.  Other Events

On March 27, 1996, Allied Waste Industries, Inc. ("Allied") purchased Citiwaste in an acquisition accounted for using the pooling-of-interests method for business combinations. This filing is made to report at least thirty days of post-closing operating results and includes the Consolidated Statement of Operations for the Four Months Ended April 30, 1996, (unaudited) for Allied.


Item 7.  Financial Statement

Allied Waste Industries, Inc. Condensed Consolidated Statement of Operations for the Four Months Ended April 30, 1996 (unaudited).

2 of 4

                           ALLIED WASTE INDUSTRIES, INC.
                               CONDENSED CONSOLIDATED
                              STATEMENT OF OPERATIONS
                                     (unaudited)
                                    (in thousands)



                                                   For the Four
                                                   Months Ended
                                                     April 30,
                                                       1996

Revenue                                             $ 63,097
Cost of operations                                    33,287
Sales, general and administrative expenses            11,368
Depreciation and amortization                          8,943
Pooling costs                                            928
Operating income                                       8,571
Interest expense, net                                  2,269
Net income before tax expense and minority interest    6,302
Income tax expense                                     2,844
Net income before minority interest                    3,458
Minority interest                                          5
Net income                                          $  3,463



3 of 4

                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Allied Waste Industries, Inc., has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ALLIED WASTE INDUSTRIES, INC.



Date:  May 28, 1996                  /s/Peter S. Hathaway
                                      Peter S. Hathaway
                                   Chief Accounting Officer







4 of 4